UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 14, 2019

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York	10282

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	GS	NYSE

Depositary Shares, Each Representing 1/1,000th Interest in a Share of Floating Rate Non-Cumulative Preferred Stock, Series A	GS PrA	NYSE

Depositary Shares, Each Representing 1/1,000th Interest in a Share of 6.20% Non-Cumulative Preferred Stock, Series B	GS PrB	NYSE

Depositary Shares, Each Representing 1/1,000th Interest in a Share of Floating Rate Non-Cumulative Preferred Stock, Series C	GS PrC	NYSE

Depositary Shares, Each Representing 1/1,000th Interest in a Share of Floating Rate Non-Cumulative Preferred Stock, Series D	GS PrD	NYSE

Depositary Shares, Each Representing 1/1,000th Interest in a Share of 5.50% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series J	GS PrJ	NYSE

Depositary Shares, Each Representing 1/1,000th Interest in a Share of 6.375% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series K	GS PrK	NYSE

Depositary Shares, Each Representing 1/1,000th Interest in a Share of 6.30% Non-Cumulative Preferred Stock, Series N	GS PrN	NYSE

5.793% Fixed-to-Floating Rate Normal Automatic Preferred Enhanced Capital Securities of Goldman Sachs Capital II	GS/43PE	NYSE

Floating Rate Normal Automatic Preferred Enhanced Capital Securities of Goldman Sachs Capital III	GS/43PF	NYSE

Medium-Term Notes, Series A, Index-Linked Notes due 2037 of GS Finance Corp.	GCE	NYSE Arca

Medium-Term Notes, Series B, Index-Linked Notes due 2037	GSC	NYSE Arca

Medium-Term Notes, Series E, Index-Linked Notes due 2028 of GS Finance Corp.	FRLG	NYSE Arca

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03 Material Modification to Rights of Security Holders.

Upon issuance of the Series Q Preferred Stock (as defined in Item 5.03 below), the ability of The Goldman Sachs Group, Inc. (the “Registrant”) to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock will be subject to certain restrictions in the event that the Registrant fails to pay dividends on its Series Q Preferred Stock. These restrictions are set forth in the Certificate of Designations establishing the terms of the Series Q Preferred Stock, a copy of which is listed as Exhibit 3.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 14, 2019, the Registrant filed a Certificate of Designations to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware setting forth the terms of its 5.50% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series Q, liquidation preference $25,000 per share (the “Series Q Preferred Stock”). A copy of the Certificate of Designations relating to the Series Q Preferred Stock is listed as Exhibit 3.1 to this Report on Form 8-K and is incorporated herein by reference.

Additional exhibits are filed herewith in connection with the offering, issuance and sale of depositary shares representing interests in the Registrant’s Series Q Preferred Stock under the Registrant’s Registration Statement on Form S-3 (File No. 333-219206).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Report on Form 8-K:

3.1 and 4.1	Certificate of Designations of the Registrant relating to the Series Q Preferred Stock.

4.2	Form of certificate representing the Series Q Preferred Stock.

5.1	Opinion of Sullivan & Cromwell LLP relating to the depositary shares representing interests in the Registrant’s Series Q Preferred Stock.

23.1	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC.
(Registrant)

Date: June 17, 2019	By:	/s/ Matthew E. Tropp
Name: Matthew E. Tropp
Title: Assistant Secretary